UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):    November 3, 2005

L-3 Communications Holdings, Inc.
L-3 Communications Corporation

(Exact Name of Registrants as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14141 333-46983	13-3937434 13-3937436
(Commission File Number)	(IRS Employer Identification No.)
600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)
(212) 697-1111
(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01.	Other Information

As previously announced on November 3, 2005, L-3 Communications will hold its 2005 Company Symposium on November 3, 2005 to discuss the company's position in the marketplace and growth drivers impacting its business.

Frank C. Lanza, chairman and chief executive officer and Michael T. Strianese, senior vice president and chief financial officer, along with group and division presidents from across the company, will host the event. The financial information that will be discussed at the 2005 Company Symposium has been posted to, and can be accessed at, http://www.videonewswire.com/L3/31166/event.html. The 2005 Company Symposium will not be webcast or otherwise broadcast.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press release, dated November 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By:	/s/ Christopher C. Cambria
Name: Christopher C. Cambria Title: Senior Vice President, Secretary and General Counsel

Dated: November 3, 2005

3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 3, 2005